Exhibit 99.1

Flash Sports & Media Holdings (Nasdaq: FLZH) Chairman Details Sports-and-Media

Asset Strategy and Revenue Growth from the LPL League and FLASHSM App in Live Floorstocks Interview

In a live shareholder conversation, the Chairman outlined the Company’s cricket-focused growth strategy, current revenue generation through its subsidiary Innovative Production Group FZ, LLC that has Lanka Premier League broadcast rights and the FLASHSM direct-to-consumer streaming app, and a pipeline of new international T20 league launches.

New York, NY, August 6, 2026 — Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH) (“Flash Sports & Media,” “FSM” or the “Company”), a vertically integrated sports, media and fan-engagement platform, today highlighted a live shareholder interview with its Chairman, Suren Ajjarapu, hosted on Floorstocks on Tuesday, August 4, 2026, at 11:00 a.m. EDT. During the conversation, Mr. Ajjarapu outlined the Company’s strategy for building its sports and media assets and detailed current revenue generation through its subsidiary Innovative Production Group FZ, LLC (“IPG”) that has league and media rights for Lanka Premier League (“LPL”) and the FLASHSM app.

A replay of the interview is available at: Watch the interview on Floorstocks.

Interview Highlights

●	Strategy — building sports and media assets: Mr. Ajjarapu discussed the Company’s vertically integrated approach to owning, producing, distributing and monetizing premium cricket content across the estimated $10–12 billion global cricket market.

●	Diversified revenue streams: The Chairman outlined the Company’s revenue channels, including broadcast-rights monetization and distribution fees, subscription-based streaming, global brand integration and sponsorship, and live-event production and experiential marketing.

●	Current revenue — the LPL league: FSM through its subsidiary IPG holds broadcasting and distribution rights to the Lanka Premier League, Sri Lanka’s premier franchise T20 tournament, which serves as a cornerstone asset within the Company’s cricket portfolio.

●	Current revenue — the FLASHSM app: The Company’s direct-to-consumer FLASHSM streaming and fan-engagement app carries LPL T20 cricket, with subscriptions offered from an introductory $4.99 price point.

●	Expansion pipeline: Mr. Ajjarapu highlighted plans to launch additional professional T20 leagues in Malaysia (MT20), Zimbabwe (ZT20) and Singapore, alongside the development of proprietary broadcast technology.

●	Long-term value creation: The discussion addressed the Company’s plans to build long-term shareholder value as cricket continues gaining international attention and expanding its presence in the United States.

“I wanted shareholders to hear this directly from me: this isn’t a someday story. Cricket has hundreds of millions of fans, and we’re already earning revenue today through our subsidiary Innovative Production Group FZ, LLC that has the Lanka Premier League and media rights and our FLASHSM app. Every new league we add — Malaysia, Zimbabwe, Singapore — brings the game closer to those fans while building real value for our shareholders,” said Suren Ajjarapu, Chairman of Flash Sports & Media Holdings.

Investors, shareholders and members of the financial community are encouraged to watch the interview and join the growing Floorstocks investor community at Floorstocks.com.

About Flash Sports & Media Holdings, Inc.

Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH) is a vertically integrated sports, media and fan-engagement company focused on owning, producing, distributing and monetizing premium sports and entertainment content. The Company operates across live sports rights, original content production, experiential marketing, digital fan engagement and direct-to-consumer media platforms, leveraging proprietary intellectual property, strategic partnerships and technology to connect global audiences with premium sports experiences.

Through its expanding portfolio of sports properties, media assets and technology platforms, Flash Sports & Media is building a next-generation global sports ecosystem spanning content creation, production, streaming, fan engagement and commercial monetization. flashsportsandmedia.com | flashsm.com

About Floorstocks

Floorstocks is an investor-media and livestream platform that connects public companies, executives, investors and financial-content creators through live interviews, market conversations and ticker-based communities. Floorstocks — Where Community Meets Wall Street.

Disclosure

This communication, including the live shareholder interview referenced and recapped herein and any replay, recording or transcript thereof, is provided for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any security. Floorstocks has been compensated for investor-media and promotional services related to Flash Sports & Media Holdings, Inc., including the production and hosting of the August 4, 2026 interview. Investors should conduct their own research and consult an appropriate financial professional before making investment decisions. Complete compensation disclosures are available at Floorstocks.com/disclosures.

Forward-Looking Statements

This press release, together with the live shareholder interview of the Company’s Chairman, Suren Ajjarapu, hosted on Floorstocks on August 4, 2026 that is referenced and recapped herein, and any replay, recording, transcript or excerpts thereof (collectively, this “communication”), contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements made in this press release and statements made by the Company and by Mr. Ajjarapu during the interview regarding the Company’s expectations, beliefs, or intentions relating to the future financial performance of the Company, the achievement of earnout targets, the development and commercialization of sports, media and streaming platforms, potential sponsorship, media rights and commercial opportunities, anticipated market size and growth (including the estimated size of the global cricket market), the planned launch of additional professional T20 leagues in Malaysia, Zimbabwe and Singapore, the development of proprietary broadcast technology, expected pricing and adoption of the FLASHSM app, and the Company’s ability to generate revenues from its activities. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “may,” “will,” “could,” “seek,” “estimate,” “potential,” or similar expressions.

These forward-looking statements, including any oral or written forward-looking statements made by the Company or its Chairman during the interview, are based on current expectations, estimates, and assumptions and involve known and unknown risks and uncertainties that could cause actual results and outcomes to differ materially from those expressed or implied by such statements. Additional factors that could cause actual results to differ materially from those described in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other filings made with the Securities and Exchange Commission, which are available at www.sec.gov.

The forward-looking statements in this press release speak only as of the date of this press release, and any forward-looking statements made during the interview speak only as of the date on which they were made. The Company undertakes no obligation to update or revise any forward-looking statements, whether made in this press release or during the interview (or in any replay, recording or transcript thereof), whether as a result of new information, future events, or otherwise, except as required by law. Any replay, recording or transcript of the interview is provided for convenience only and speaks only as of the date of the interview; the Company does not adopt, endorse or assume any obligation to update the statements contained therein except as required by law.

Source: Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH)

Investor Relations Contact: Investors@flashsm.com

Company Websites: flashsportsandmedia.com | flashsm.com

Media Contact: Richard Davis, Floorstocks — Richard@floorstocks.com — Floorstocks.com